Exhibit 10.42

Guaranty Contract of Maximum Amount of RMB 25,000,000, with a term from December 29, 2011 to December 14, 2012, between Changzhou City Wujin Best Electronic Cables Co., Ltd., and Jiangsu Bank Changzhou Branch, guaranteed by Jiangsu Fengshun Packaging&Container Co., Ltd,.